UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 25, 2004

Elgin National Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-43523	36-3908410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Butterfield Road, Suite 1020, Downers Grove, Illinois	60515-1050
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

630-434-7243

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Former Accountant.

On October 25, 2004 Elgin National Industries, Inc. (the “Company”) changed independent accountants and dismissed Ernst & Young LLP as the Company’s principal independent accountant. The decision to change independent accountants was made by the Audit Committee of the Board of Directors of the Company.

The report of Ernst & Young LLP on the Company’s financial statements as of and for the years ended December 31, 2003, and 2002 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. In connection with audits of the financial statements of the Company for the years ended December 31, 2003 and 2002 and during the interim period through the date of Ernst & Young LLP’s dismissal, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statements disclosures or auditing scope or procedures which, if not resolved to Ernst & Young LLP’s satisfaction, would have caused Ernst & Young LLP to make reference to the matter in their report. Further, during such periods, there were no events of the type required to be reported pursuant to Item 304 (a) (1) (v) of Regulation S-K.

The Company has requested Ernst & Young LLP to furnish a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated October 28, 2004 is filed as Exhibit 16.1 to this Form 8-K.

(b)	Engagement of New Accountant.

On the date of the dismissal of Ernst & Young LLP, the Company appointed McGladrey & Pullen, LLP as the Company’s new independent accountants for the year ended December 31, 2004. This appointment is subject to McGladrey & Pullen, LLP’s normal client acceptance procedures. During the two most recent fiscal years and through October 25, 2004, the Company has not consulted with McGladrey & Pullen, LLP on items which (1) related to the application of accounting principles to a specified transaction, either completed or proposed or (2) concerned the subject matter of a disagreement or reportable event with the former auditor as described in Regulation S-K Item 304 (a).

Item 9.01. Financial Information, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Business Acquired.

Not Applicable.

(b)	Pro forma Financial Information.

Not Applicable.

(c)	16.1 Exhibits

Letter Regarding Change in Independent Accountants.

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELGIN NATIONAL INDUSTRIES, INC.

By	/s/ Wayne J. Conner
Vice President, Treasurer, and
Chief Financial Officer
(Duly Authorized Officer and Principal
Financial Officer)

Dated: October 28, 2004